The PMI Group, Inc. Supplemental Portfolio Information As of June 30, 2009 Exhibit 99.3

The PMI Group, Inc.

Definition of Terms
2/28s – refers to loans with interest rates that are fixed for two years and reset to a new interest rate at the end of year two for the remaining term of the loan.
ARMs – refers to loans with adjustable interest rates.  We consider a loan an ARM if its interest rate may be adjusted prior to the loan’s fifth anniversary.
A Quality Loans – we define A quality to include loans with credit scores of 620 and greater.
Alt-A Loans – we consider a loan Alt-A if it has a credit score of 620 or greater and the borrower requests and is given the option of providing reduced documentation verifying income, assets, deposit information and/or employment.
Captive Reinsurance – refers to agreements in which a portion of risk insured by PMI is reinsured by a captive reinsurance company affiliated with the mortgage originator or investor.
Defaults – our primary mortgage insurance master policy defines “default” as the borrower’s failure to pay when due an amount equal to the scheduled monthly mortgage payment under the terms of the mortgage. Generally, the master policies require an insured to notify PMI of a default no later than the last business day of the month following the month in which the borrower becomes three monthly payments in default. For reporting purposes and internal tracking purposes, we do not consider a loan to be in default until the borrower has missed two consecutive payments.
Depending upon its scheduled payment date, a loan delinquent for two consecutive monthly payments could be reported to PMI between the 31 and the 60 day after the first missed payment.
Flow – generally refers to mortgage insurance offered on a loan-by-loan basis to lenders.
GSE Pool – refers to a traditional pool product for mortgage loans sold by PMI’s customers to the GSEs. This product was available from 1997 to 2001.
Interest Only Loans – refers to loans that do not reduce principal during the initial deferral period (usually between two and ten years) and therefore do not accumulate equity through loan amortization during the initial deferral period.
Approximately 91% of our interest only loans have an initial deferral period of 5 years or greater.  The average initial deferral period for loans insured in 2007 was 9 years.
Insurance in Force (IIF) – refers to the current principal balance of all outstanding mortgage loans with insurance coverage as of a given date.
Less-than-A Quality Loans – we define less-than-A credit quality loans to include loans with credit scores of 619 or below.
The majority of our less-than-A-quality loans have credit scores above 575.
st
th

The PMI Group, Inc.

Definition of Terms
Modified Pool Insurance – modified pool insurance may be used in addition to primary mortgage insurance or may be placed on loans that do not require primary insurance. Coverage of modified pool products varies. Some products provide first loss protection by covering a percentage of the losses on individual loans held within the pool of insured loans up to a stated aggregate loss limit (“stop loss limit”) for the entire pool.  Some modified pool products offer mezzanine-level coverage by providing for claims payments only after a predetermined cumulative claims level, or deductible, is reached.
New Insurance Written (NIW) – refers to the original principal balance of all loans that receive new primary mortgage insurance coverage during a given period.
New Risk Written (NRW) – refers to the aggregate dollar amount of each insured mortgage loan’s current principal balance multiplied by the insurance coverage percentage specified in the policy for all loans that receive new primary mortgage insurance coverage during a given period.
Old Pool – refers to a traditional pool product for mortgage loans sold by PMI’s customers to capital market participants.
Payment Option ARMs – generally refers to loans that provide the borrower an option every month to make a payment consisting of principal and interest, interest only, or an amount established by the lender that may be less than the interest owed.
Primary Insurance – refers to mortgage insurance placed on a loan-by-loan basis through our “flow” channel and mortgage insurance issued for mortgage-backed securities and portfolio investors through our “structured transactions” channel.
Primary insurance does not include pool or modified pool information.
Primary Risk in Force – refers to the aggregate dollar amount of each insured mortgage loan’s current principal balance multiplied by the insurance coverage percentage specified in the policy for insurance policies issued through our “flow”
and “structured transactions” channels only.
Risk in Force (RIF) –
refers to the aggregate dollar amount of each insured mortgage loan’s current principal balance multiplied by the insurance coverage percentage specified in the policy.
Structured – generally refers to mortgage insurance offered by PMI that covers large portfolios of mortgage loans and is provided to issuers of mortgage backed securities (“MBS”) and portfolio investors.
Traditional Pool – covers the entire loss on a defaulted mortgage loan that exceeds the claim payment under any primary insurance coverage, up to a stated aggregate loss limit, or stop loss, for all of the loans in a pool. PMI is not currently offering traditional pool insurance to its customers.

The PMI Group, Inc.

Contents of Presentation
Primary Portfolio Characteristics by Vintage
Part 3
Focus on Particular Portfolio Segments
Part 2
Primary Portfolio Characteristics
Part 1
Captive Reinsurance Arrangements
Part 5
Modified Pool Portfolio
Part 4

Primary Portfolio Characteristics

The PMI Group, Inc.

2.2%
1.4%
2.8%
7.8%
8.0%
12.2%
15.5%
28.2%
16.3%
5.5%
0% 10% 20% 30% 40% 50%
Prior to 2001
2001
2002
2003
2004
2005
2006
2007
2008
2009
$120.2 Billion Primary IIF $29.4 Billion Primary RIF
U.S. Portfolio Age Distribution
Average
Rate  (1)
(1) Average loan fixed annual mortgage interest rate
2.3%
1.3%
2.9%
7.9%
8.6%
12.6%
16.1%
28.2%
15.2%
4.8%
0% 10% 20% 30% 40% 50%
Prior to 2001
2001
2002
2003
2004
2005
2006
2007
2008
2009
6.35%
7.07%
7.02%
6.24%
6.14%
6.04%
6.88%
7.68%
7.76%
Note: Due to rounding, the sum of percentages may not total 100%
5.17%

The PMI Group, Inc.

Primary Risk in Force by FICO Score
7.8%
6.8%
5.9% 5.9%
33.8%
34.6%
34.7%
33.1%
23.4%
24.1%
24.6%
30.3%
30.7%
31.5%
32.7%
36.1%
1.8%
3.0% 2.5%
2.1% 1.8% 2.2%
5.1% 5.2%
29.9%
30.8%
24.8%
25.1%
25.1%
37.5%
0%
25%
50%
75%
100%
2004 2005 2006 2007 2008 Jun 30, 2009
Less than 575 720 and above
680 - 719
620 - 679 575 - 619
U.S. Portfolio Credit Score Distribution
Excludes unreported FICO scores

The PMI Group, Inc.

LTVs between 85.01% and 90%
Primary Risk in Force by Loan to Value
9.2% 9.3%
7.0% 7.1%
37.9%
36.4%
33.7%
31.0%
29.5%
30.3%
6.6%
5.3%
4.6%
3.8%
4.1%
11.9%
14.3%
17.6%
20.6%
8.9%
7.1%
35.0%
37.5%
37.9%
37.4%
35.9%
29.9%
4.1%
21.5%
24.6%
0%
25%
50%
75%
100%
2004 2005 2006 2007 2008 Jun 30, 2009
LTVs above 97% LTVs between 95.01% and 97%
LTVs between 90.01% and 95%
LTVs of 85% and below
U.S. Portfolio Loan to Value Distribution
Note: Due to rounding, the sum of percentages may not total 100%

The PMI Group, Inc.

U.S. Portfolio Geographic Distribution
1 Top ten states as determined by primary RIF on June 30, 2009
2 Default rates as of June 30, 2009 and December 31 for 2008 and 2007
10.1%
7.4%
7.7%
5.2%
3.8%
3.4%
3.9%
3.2%
4.7%
3.2%
Florida 10.1% 34.14% 27.79% 10.56%
California 7.7% 30.84% 24.68% 10.92%
Texas 7.4% 9.84% 9.44% 6.03%
Illinois 5.2% 18.86% 14.80% 8.19%
Georgia 4.7% 17.57% 14.62% 9.50%
% of RIF
Jun 2009 YE 2008
YE 2007
New York 3.9% 13.70% 11.27% 6.78%
Ohio 3.8% 14.84% 13.50% 10.83%
Pennsylvania 3.4% 12.27% 10.75% 7.47%
New Jersey 3.2% 18.36% 14.17% 7.53%
Washington 3.2% 11.88% 8.15% 3.58%
% of RIF
Jun 2009 YE 2008 YE 2007
Top Ten States – Percent of Primary Risk in Force and Default Rates
Primary Default Rates Primary Default Rates
1
2
2
1

The PMI Group, Inc.

U.S. Portfolio Primary NIW Characteristics
Flow and Structured Primary
NIW
New Insurance Written by LTV
New Risk Written by LTV
Note: Due to rounding, the sum of percentages may not total 100%
Flow Primary NIW Structured Primary NIW
90.01 – 95% 85.01 – 90% 85 and below
Above 97% 95.01%- 97%
The increased percentage of above 97% LTV loans in 2007 is due to the reduced availability of alternative mortgage products including piggyback loans and increased activity by the GSEs.
With the exception of previously issued commitments, effective
March 1, 2008, PMI discontinued insuring loans with LTV ratios above 97%.
90.01 – 95%
85.01 – 90% 85 and below
Above 97%
95.01%- 97%
28.2
23.3
37.6
22.2
6.9
7.7
8.9
8.6
0.4
$35.9
$32.2
$46.1
$22.6
$6.9
$0
$10
$20
$30
$40
$50
$60
2005 2006 2007 2008 1H 2009
18%
15%
10%
16%
43%
42%
31%
50%
24%
21%
24%
26%
13%
19%
20%
49%
30%
1%
3%
2%
3%
2%
32%
5%
0%
25%
50%
75%
100%
2005 2006 2007 2008 1H 2009
12%
10%
6%
8%
42%
41%
30%
50%
27%
24%
27%
31%
18%
24%
11%
49%
39%
1%
2%
2%
5%
2%
35%
6%
0%
25%
50%
75%
100%
2005 2006 2007 2008 1H 2009

The PMI Group, Inc.

U.S. Portfolio Primary NIW Characteristics
Less-Than-A Quality Loans -
NIW
Alt-A Loans – NIW
Note: Due to rounding, the sum of percentages may not total 100%
Refinances Purchases
Less-Than-A Quality Loans
- Structured  Channel
Less-Than-A Quality Loans
– Flow Channel
Less-Than-A Quality Loans as a
percentage of Total Primary NIW
Alt-A Loans – Flow Channel
Alt-A Loans as a %
of Total Primary NIW
Alt-A Loan – Structured  Channel
With the exception of previously issued commitments, effective
March 10, 2008, PMI discontinued insuring loans with FICO scores below 620.
Refinances and Purchases as a
% of Primary NIW
296
11
1,153
3,067
1,588
838
1,605
1,084
$2,672
$1,991
$4,672
$11
$322
7%
6%
10%
1%
0%
$0
$2,000
$4,000
$6,000
2005 2006 2007 2008 1H 2009
0%
5%
10%
15%
14
7,425
11,242
6,691
1,195
3,002
1,397
4,410
$1,211
$14
$12,639
$11,101
$10,427
0%
5%
27%
34%
29%
$0
$4,000
$8,000
$12,000
2005 2006 2007 2008 1H 2009
0%
5%
10%
15%
20%
25%
30%
35%
40%
47%
67%
63%
64%
64%
53%
33%
37%
36%
36%
0%
25%
50%
75%
100%
2005 2006 2007 2008 1H 2009

The PMI Group, Inc.

Interest Only Loans - NIW
Payment Option ARMs - NIW
U.S. Portfolio  Primary NIW Characteristics
Payment  Option
ARMS  – Flow
Channel
Total Payment Option ARMs as
a percentage of Total Primary
NIW
Interest Only
– Structured
Channel
Interest Only
– Flow
Channel
Total Interest Only
Loans as a percentage
of Total Primary NIW
ARMs - NIW
ARM amounts Primary
NIW – Flow Channel
ARM amounts Primary
NIW – Structured Channel
ARMs as a  percentage
of Total Primary NIW
Approximately 1.0% of Total Primary RIF is subject to rate
adjustment in 2009.  Approximately 0.6% and 0.1% are
subject to adjustment in 2010 and 2011, respectively.
Approximately 98% of interest only loans written in 2007
have an initial deferral period of 5 years or greater and
85% have an initial deferral period of 7 years or greater.
For 2006 NIW, initial deferral periods of 5 and 7 years or
greater were 89% and 62%, respectively.
$6,024
$3,802
$1,907
$261
$5,889
$4,081
$2,238
$11,913
$7,883
$4,145
$20
$295
33%
24%
9%
1%
0%
$0
$4,000
$8,000
$12,000
2005 2006 2007 2008 1H 2009
0%
5%
10%
15%
20%
25%
30%
35%
40%
1,173
13 0
3,235
8,296
3,507
2,386
1,025
2,329
$1,184
$13
$9,321
$5,836
$5,621
0%
5%
20% 18%
16%
$0
$2,000
$4,000
$6,000
$8,000
$10,000
2005 2006 2007 2008 1H 2009
0%
5%
10%
15%
20%
25%
2,617
1,252
2,799
0%
0%
8% 8%
3%
$0
$1,000
$2,000
$3,000
2005 2006 2007 2008 1H 2009
0%
5%
10%

Focus on Particular Portfolio Segments

The PMI Group, Inc.

U.S. Portfolio Interest Rate Adjustments
Rate Adjustments
by Credit Quality
Rate Adjustments of
Hybrid Loans and Other ARMs
Rate Adjustments in
Distressed Geographic
Regions
Other ARMs 3/27s
Prime
Alt-A Less than A Quality
Note: 2/28s resets in 2009 and 2010 are 0.01% and 0.00%, respectively
California All Other Florida Auto States
Note: Auto states include Michigan, Ohio, Illinois and Indiana
0.01%
0.01%
Note: Percentages are of total Primary RIF at June 30, 2009
2009 2010 2011
Total interest rate adjustments as a percentage of primary risk in force:
1.0% 0.6% 0.1%
0.01%
0.46%
0.33%
0.06%
0.36%
0.13%
0.14%
0.17%
0.0%
0.3%
0.5%
0.8%
1.0%
2009 2010 2011
0.39%
0.22%
0.06%
0.57%
0.41%
0.0%
0.3%
0.5%
0.8%
1.0%
2009 2010 2011
0.46%
0.36%
0.05%
0.11%
0.08%
0.19%
0.08%
0.07%
0.16%
0.0%
0.3%
0.5%
0.8%
1.0%
2009 2010 2011
`

The PMI Group, Inc.

California
at June 30, 2009
1 Condominium includes Townhouses and Cooperatives
2 Excludes unreported FICO scores
% of
CA RIF
% of
Total RIF
% of
Total RIF
Note: Due to rounding, the sum of percentages may not total 100%
% of
CA RIF
$2.3 Billion of Total Risk in Force
7.7% of PMI’s Primary Risk in Force
$298,369 Average Loan Size
MSA Distribution of Total Primary RIF
Oakland-Fremont-Hayward, CA – 0.4%
San Diego-Carlsbad-San Marcos – 0.6%
Sacramento--Arden-Arcade—Roseville – 0.7%
Riverside-San Bernardino-Ontario – 1.5%
Los Angeles-Long Beach-Glendale – 1.6%
FICO Scores
720 and above  39.8% 3.1%
680-719 28.1% 2.2%
620-679 28.9% 2.2%
575-619 2.4% 0.2%
Less than 575 0.6% 0.0%
Loan to Value
Above 97.00% 12.5% 1.0%
95.01% to 97.00% 1.9% 0.2%
90.01% to 95.00% 20.8% 1.6%
85.01% to 90.00% 51.4% 4.0%
85.00% and below 13.3% 1.0%
Loan Type
Fixed Rate 75.0% 5.8%
ARM 25.0% 1.9%
Property Type
Single Family 81.0% 6.3%
Condominium 15.3% 1.2%
Multi-Family and other 3.7% 0.3%
Occupancy
Primary Residence 92.8% 7.2%
Second Home 2.7% 0.2%
Non-owner occupied 4.6% 0.4%
Alt-A 33.1% 2.5%

The PMI Group, Inc.

Florida
at June 30, 2009
1 Condominium includes Townhouses and Cooperatives
2 Excludes unreported FICO scores
% of
FL RIF
% of
Total RIF
% of
FL RIF
% of
Total RIF
$3.0 Billion of Total Risk in Force
10.1% of PMI’s Primary Risk in Force
$177,354 Average Loan Size
Note: Due to rounding, the sum of percentages may not total 100%
FICO Scores
720 and above  35.8% 3.6%
680-719 27.8% 2.8%
620-679 30.8% 3.1%
575-619 4.1% 0.4%
Less than 575 1.2% 0.1%
Loan to Value
Above 97.00% 20.1% 2.0%
95.01% to 97.00% 2.6% 0.3%
90.01% to 95.00% 29.8% 3.0%
85.01% to 90.00% 40.8% 4.1%
85.00% and below 6.7% 0.7%
Loan Type
Fixed Rate 83.8% 8.5%
ARM 16.2% 1.6%
Property Type
Single Family 71.7% 7.3%
Condominium 26.3% 2.7%
Multi-Family and other 2.0% 0.2%
Occupancy
Primary Residence 78.6% 8.0%
Second Home 12.4% 1.3%
Non-owner occupied 9.0% 0.9%
Alt-A 36.8% 3.5%
Tampa-St. Petersburg-Clearwater, FL– 1.4%
MSA Distribution of Total Primary RIF
Jacksonville, FL– 0.7%
Fort Lauderdale-Deerfield Beach, FL– 1.1%
Miami-Miami Beach-Kendall, FL– 1.5%
Orlando-Kissimmee, FL– 1.6%

The PMI Group, Inc.

Auto States
(Michigan, Ohio, Illinois, Indiana) at June 30, 2009
1 Condominium includes Townhouses and Cooperatives
2 Excludes unreported FICO scores
% of
Total RIF
$3.9 Billion of Total Risk in Force
13.4% of PMI’s Primary Risk in Force
$136,031 Average Loan Size
Note: Due to rounding, the sum of percentages may not total 100%
Loan Type
Fixed Rate 90.7%       12.1%
ARM 9.3% 1.2%
Property Type
Single Family 82.3%       11.0%
Condominium 13.9% 1.9%
Multi-Family and other 3.8% 0.5%
Occupancy
Primary Residence 93.0%       12.5%
Second Home 1.4% 0.2%
Non-owner occupied 5.6% 0.8%
Alt-A 13.1% 1.6%
% of  Auto
States RIF
% of  Auto
States RIF
% of
Total RIF FICO Scores
720 and above  35.2% 4.7%
680-719 23.5% 3.2%
620-679 31.7%        4.2%
575-619 6.2% 0.8%
Less than 575 2.9% 0.4%
Loan to Value
Above  97.00% 19.5% 2.6%
95.01% to 97.00% 5.1% 0.7%
90.01% to 95.00% 32.2% 4.3%
85.01% to 90.00% 35.9% 4.8%
85.00% and below 7.2% 1.0%
Cleveland-Elyria-Mentor, OH - 0.9%
Chicago – Naperville – Joliet, IL - 4.0%
Columbus, OH - 0.8%
Cincinnati-Middletown, OH-KY-IN-0.7%
Warren-Troy-Farmington Hills, MI - 0.8%
MSA Distribution of Total Primary RIF

The PMI Group, Inc.

Loan Type
Fixed Rate 88.8%         2.5%
ARM 11.2% 0.3%
Property Type
Single Family 85.0%         2.3%
Condominium 11.9% 0.3%
Multi-Family and other 3.2% 0.1%
Occupancy
Primary Residence 84.5%         2.3%
Second Home 8.6% 0.2%
Non-owner occupied 6.9% 0.2%
Alt-A 25.1% 0.7%
Arizona
at
June 30, 2009
1 Condominium includes Townhouses and Cooperatives
2 Excludes unreported FICO scores
% of            % of
AZ RIF
Total RIF
% of
AZ RIF
% of
Total RIF
FICO Scores
720 and above  37.5% 1.0%
680-719 26.6% 0.7%
620-679 29.9% 0.8%
575-619 3.8% 0.1%
Less than 575 1.0% 0.0%
Loan to Value
Above  97.00% 27.5% 0.8%
95.01% to 97.00% 2.5% 0.1%
90.01% to 95.00% 24.5% 0.7%
85.01% to 90.00% 38.5% 1.1%
85.00% and below 7.0% 0.2%
$0.8 Billion of Total Risk in Force
2.8% of PMI’s Primary Risk in Force
$189,720 Average Loan Size
Note: Due to rounding, the sum of percentages may not total 100%
Lake Havasu City-Kingman, AZ-0.1%
Yuma, AZ – 0.1%
Prescott, AZ-0.1%
Tucson, AZ-0.4%
Phoenix-Mesa, AZ – 2.0%
MSA Distribution of Total Primary RIF

The PMI Group, Inc.

Loan Type
Fixed Rate 80.9%         1.3%
ARM 19.1% 0.3%
Property Type
Single Family 79.0%         1.3%
Condominium 19.2% 0.3%
Multi-Family and other 1.8% 0.0%
Occupancy
Primary Residence 81.6%         1.4%
Second Home 12.9% 0.2%
Non-owner occupied 5.5% 0.1%
Alt-A 32.4% 0.5%
Nevada
at
June 30, 2009
1 Condominium includes Townhouses and Cooperatives
2 Excludes unreported FICO scores
% of            % of
NV RIF
Total RIF
% of
NV RIF
% of
Total RIF
FICO Scores
720 and above  39.7% 0.7%
680-719 27.5% 0.5%
620-679 28.8% 0.5%
575-619 2.9% 0.0%
Less than 575 0.5% 0.0%
Loan to Value
Above  97.00% 19.0% 0.3%
95.01% to 97.00% 1.5% 0.0%
90.01% to 95.00% 27.6% 0.5%
85.01% to 90.00% 44.5% 0.7%
85.00% and below 7.4% 0.1%
$0.5 Billion of Total Risk in Force
1.7% of PMI’s Primary Risk in Force
$233,469 Average Loan Size
Note: Due to rounding, the sum of percentages may not total 100%
Las Vegas-Paradise, NV-1.4%
Reno-Sparks, NV-0.2%
Carson City, NV-0.00%
MSA Distribution of Total Primary RIF

The PMI Group, Inc.

Notes
2/28 Hybrid ARMS
at June 30, 2009
1Condominium includes Townhouses and Cooperatives
2 Excludes unreported FICO scores
FICO Scores
720 and above  12.2% 0.2%
680-719 22.4% 0.4%
620-679 50.9%        1.0%
575-619 8.9% 0.2%
Less than 575 5.5% 0.1%
Loan to Value
Above 97.00% 9.4% 0.2%
95.01% to 97.00% 0.1% 0.0%
90.01%  to 95.00% 20.9% 0.4%
85.01% to 90.00% 35.7% 0.7%
85.00% and below 33.9% 0.7%
% of
2/28 RIF
% of
Total RIF
% of
Total RIF
% of
2/28 RIF
$0.6 Billion of Total Risk in Force
2.0% of PMI’s Primary Risk in Force
$181,307 Average Loan Size
All of the 2/28 Hybrid ARMs that PMI
has insured are past their rate reset
date.
2/28 hybrid ARMs monthly reported
notices of default peaked in August
2007.
Property Type
Single Family 79.8%         1.6%
Condominium 7.3% 0.1%
Multi-Family and other 12.8% 0.3%
Occupancy
Primary Residence 78.1%         1.5%
Second Home 2.0% 0.0%
Non-owner occupied 19.9% 0.4%
Alt-A 52.6% 0.9%
Note: Due to rounding, the sum of percentages may not total 100%
0% - 1%
1.01% - 2%
2.01% - 5%
>10.00%
5.01% - 10%
State Distribution of 2/28 RIF

The PMI Group, Inc.

California 28.2% 0.6%
Florida 10.6% 0.2%
Illinois 5.2% 0.1%
Michigan 5.1% 0.1%
New York 5.1% 0.1%
Texas 3.6% 0.1%
Ohio 3.5% 0.1%
Arizona 3.0% 0.1%
New Jersey 2.7% 0.1%
Pennsylvania 2.5% 0.0%
2/28 Hybrid ARMS
at June 30, 2009
1 Top ten states as determined by Primary RIF on June 30, 2009
% Total
2/28 RIF
% Total
RIF
Top States¹
MSA Distribution of CA Bulk 2/28 RIF
Santa Ana-Anaheim-Irvine –7.8%
San Diego – Carlsbad – San Marcos, CA –6.5%
Riverside-San Bernardino-Ontario –19.8%
Los Angeles-Long Beach-Glendale –24.5%
Oakland-Fremont-Hayward, CA– 6.9%

The PMI Group, Inc.

Greater Than 97% LTV
at June 30, 2009
1 Condominium includes Townhouses and Cooperatives
2 Excludes unreported FICO scores
FICO Scores
720 and above  26.8% 5.5%
680-719 21.8% 4.5%
620-679 38.5% 7.9%
575-619 8.8% 1.8%
Less than 575 2.8% 0.6%
% of
>97 RIF
% of
Total RIF
% of
>97 RIF
% of
Total RIF
Loan Type
Fixed Rate 94.9%       19.5%
ARM 5.1% 1.1%
Property Type
Single Family 85.6%       17.6%
Condominium 12.9% 2.7%
Multi-Family and other 1.5% 0.3%
Occupancy
Primary Residence 95.2%       19.6%
Second Home 1.2% 0.2%
Non-owner occupied 3.6% 0.8%
Alt-A 12.7% 2.3%
$6.1 Billion of Total Risk in Force
20.6% of PMI’s Primary Risk in Force
$146,809 Average Loan Size
With the exception of previously issued commitments, effective
March 1, 2008, PMI no longer insures loans with LTV ratios above 97%
Guideline Changes
Note: Due to rounding, the sum of percentages may not total 100%
State Distribution of > 97% LTV RIF
0.00% to 1.00%
1.00% to 2.00%
2.00% to 5.00%
5.00% to 10.00%
>10.00%
2
1

The PMI Group, Inc.

Top States
Florida 9.9% 2.0%
Texas 9.7% 2.0%
Georgia 5.6% 1.1%
Illinois 4.8% 1.0%
California 4.7% 1.0%
Arizona 3.7% 0.8%
Virginia 3.6% 0.7%
Washington 3.5% 0.7%
Maryland 3.5% 0.7%
Ohio 3.1% 0.6%
Greater Than 97% LTV
at June 30, 2009
1 Top ten states as determined by Primary RIF on June 30, 2009
% Total
> 97% RIF
% Total
RIF
MSA Distribution of CA > 97% LTV RIF
Bakersfield, CA -6.8%
San Diego-Carlsbad-San Marcos –8.8%
Sacramento--Arden-Arcade—Roseville –11.5%
Riverside-San Bernardino-Ontario – 22.3%
Los Angeles-Long Beach-Glendale –13.8%
MSA Distribution of FL > 97% LTV RIF
Fort Lauderdale-Deerfield Beach, FL-9.7%
Miami-Miami Beach-Kendall, FL-16.8%
Orlando-Kissimmee, FL-16.9%
Jacksonville, FL-9.5%
Tampa-St. Petersburg-Clearwater, FL-14.8%
Houston – Sugar Land - Baytown, TX-31.4%
MSA Distribution of TX > 97% LTV RIF
Dallas – Plano -Irving, TX-20.0%
Austin – Round Rock, TX-6.8%
San Antonio, TX-7.1%
Fort Worth – Arlington, TX-10.5%
1

The PMI Group, Inc.

Alt-A
at June 30, 2009
1 Condominium includes Townhouses and Cooperatives
2 Excludes unreported FICO scores
% of
Alt-A RIF
% of
Total RIF
% of
Total RIF Loan Type
Fixed Rate 75.4%       13.2%
ARM 24.6% 4.3%
Property Type
1
Single Family 77.7%       13.6%
Condominium 15.3% 2.7%
Multi-Family and other 7.0% 1.2%
Occupancy
Primary Residence 80.0%       14.0%
Second Home 7.2% 1.3%
Non-owner occupied 12.8% 2.3%
$5.2 Billion of Total Risk in Force
17.6% of PMI’s Primary Risk in Force
$210,548 Average Loan Size
Guideline Changes
% of
Alt-A RIF
Note: Due to rounding, the sum of percentages may not total 100%
FICO Scores
2
720 and above  37.8% 6.6%
680-719 35.3% 6.2%
620-679 26.9% 4.7%
575-619 0.0% 0.0%
Less than 575 0.0% 0.0%
Loan to Value
Above 97.00% 13.0% 2.3%
95.01% to 97.00% 0.2% 0.0%
90.01% to 95.00% 26.8% 4.7%
85.01% to 90.00% 50.1% 8.8%
85.00% and below 9.9% 1.7%
With the exception of previously issued
commitments, effective June 1, 2008,
PMI no longer insures Alt-A
0.00% to 1.00%
1.00% to 2.00%
2.00% to 5.00%
5.00% to 10.00%
>10.00%
State Distribution of Alt-A RIF

The PMI Group, Inc.

Top States
1
Florida 20.0% 3.5%
California 14.1% 2.5%
New York 5.2% 0.9%
Illinois 4.9% 0.9%
Texas 4.5% 0.8%
New Jersey 4.4% 0.8%
Arizona 3.7% 0.7%
Maryland 3.3% 0.6%
Georgia 3.0% 0.5%
Virginia 3.0% 0.5%
Alt-A
at June 30, 2009
% Total
Alt-A RIF
% Total
RIF
1 Top ten states as determined by Primary RIF on June 30, 2009
MSA Distribution of CA Alt-A RIF
Santa Ana-Anaheim-Irvine –5.6%
San Diego-Carlsbad-San Marcos –8.3%
Sacramento--Arden-Arcade—Roseville –8.6%
Riverside-San Bernardino-Ontario –21.0%
Los Angeles-Long Beach-Glendale –22.6%
Tampa-St. Petersburg-Clearwater, FL-12.8%
MSA Distribution of FL Alt-A RIF
West Palm Beach-Boca Raton, FL-7.7%
Fort Lauderdale-Deerfield Beach, FL-11.3%
Miami-Miami Beach-Kendall, FL-14.7%
Orlando-Kissimmee, FL-19.4%

Primary Portfolio Characteristics by Vintage

The PMI Group, Inc.
$29.4 Billion Primary Risk in Force
and $1.6 Billion Pool Risk in Force*
Primary Flow
82%
Domestic
Mortgage
Insurance
Primary
Structured
13%
Domestic MI
57%
Modified
Pool
4%
General Portfolio Categories
Primary Flow Insurance
$25.5 billion of risk in force
Primary mortgage insurance offered to lenders
on a loan-by-loan basis
Primary Structured Insurance
$4.0 billion of risk in force
Credit enhancement solutions offered across the
credit spectrum to agency and non-agency MBS
issuers as well as portfolio investors
Modified Pool Risk in Force
$1.2 billion of risk in force
Insurance offered to agency and non-agency MBS
issuers and investors
Other Pool
$0.4 billion of risk in force
Prior to 2002, PMI offered certain pool insurance
products, referred to principally as GSE or Old Pool,
to lenders, the GSEs and non-agency market
Other Pool
1%
* At June 30, 2009
Note: Due to rounding, the sum of percentages may not total 100%

The PMI Group, Inc.

$26,553
$7,296
$8,803
$11,041
$29,421
$1,486
$6,061
$5,169
$2,279
$2,977
$2,286
$3,273
$520
$582
$3,940
37.3%
22.4%
16.3%
8.7%
17.0%
30.8%
50.4%
36.5%
22.4%
37.5%
30.8%
34.1%
15.1%
17.4%
40.4%
Total 720 and
above
680 -
719
620 -
679
575 -
619
Less
than 575
Fixed
Rate
ARMs 2/28s Interest
Only
LTV>97 Alt-A Calif. Florida Auto
States
Risk Characteristics
Risk Characteristics: Total Primary Portfolio
Risk in Force (dollars in millions) Default Rate (as measured by policies)
Credit Score
Total
Loan Type
Total Primary Portfolio:
PMI’s total primary book is primarily driven by the flow channel
Loans are primarily fixed rate and owner occupied with FICO scores greater than 620
Certain geographies and select products have exhibited heightened levels of defaults
Total Primary Risk in Force as of June 30, 2009

The PMI Group, Inc.

Primary Portfolio Characteristics
Primary RIF as of June 30, 2009
1
Excludes unreported FICO scores
2
At origination
Note: Categories are not mutually exclusive except for Credit Score and Loan Type. Vintage refers to the year the insurance was issued.
2/28s
All $  in Millions, except for Average Loan Size
Specific Portfolio Characteristics
Interest Only
LTV > 97%
Alt-A
California
Florida Auto States
Avg Loan Size
Avg LTV
Avg FICO
Total
Credit Score Loan Type
Less than 575 575 - 619 720 and above ARM Fixed Rate 620 - 679 680 - 719
Total
2/28s
Total Portfolio $29,421.4 $519.6 $1,486.1 $8,802.7 $7,296.5 $11,041.3 $26,553.3 $2,286.2 $581.8
Default Rate 17.0% 40.4% 30.8% 22.4% 16.3% 8.7% 15.1% 37.3% 50.4%
2009 Vintage $1,421.0 $0.2 $0.3 $68.7 $265.1 $1,085.0 $1,416.9 $4.1 $0.0
Default Rate 0.3% 0.0% 0.0% 1.9% 0.4% 0.2% 0.3% 4.2% 0.0%
2008 Vintage $4,461.4 $6.1 $51.7 $810.5 $1,157.6 $2,430.7 $4,406.7 $54.7 $0.0
Default Rate 7.3% 45.6% 28.3% 14.4% 8.0% 3.6% 7.2% 19.7% 0.0%
2007 Vintage $8,296.6 $206.3 $551.0 $2,573.1 $2,126.8 $2,816.7 $7,679.1 $569.0 $48.4
Default Rate 23.9% 44.6% 34.7% 27.3% 23.1% 14.9% 23.0% 34.5% 51.0%
2006 Vintage $4,745.2 $60.6 $203.3 $1,679.0 $1,247.0 $1,531.6 $3,780.8 $675.9 $288.5
Default Rate 26.0% 45.7% 35.4% 30.9% 26.5% 17.1% 21.5% 49.7% 59.6%
2005 Vintage $3,719.8 $48.2 $167.0 $1,357.7 $956.4 $1,162.6 $2,937.0 $575.0 $207.8
Default Rate 19.0% 39.7% 30.9% 23.4% 18.9% 11.0% 15.0% 41.0% 42.2%
2004 Vintage and Prior $6,777.4 $198.2 $512.8 $2,313.6 $1,543.6 $2,014.7 $6,332.9 $407.5 $37.1
Default Rate 12.9% 35.8% 26.2% 16.4% 9.9% 5.4% 12.0% 26.9% 39.6%
Total Portfolio $3,273.5 $6,060.9 $5,169.2 $2,279.0 $2,977.3 $3,940.2 $161,248 93% 695
Default Rate 36.5% 22.4% 37.5% 30.8% 34.1% 17.4%
2009 Vintage $3.0 $0.0 $3.0 $40.5 $29.7 $165.0 $217,876 90% 748
Default Rate 5.3% 0.0% 13.3% 0.1% 0.6% 0.4%
2008 Vintage $241.1 $263.4 $227.8 $441.9 $222.5 $548.3 $206,117 91% 722
Default Rate 15.7% 16.5% 28.2% 12.4% 21.0% 7.6%
2007 Vintage $1,562.9 $2,858.1 $2,087.3 $803.4 $924.9 $914.2 $187,554 94% 686
Default Rate 39.2% 26.1% 41.1% 41.9% 44.3% 22.5%
2006 Vintage $878.0 $1,240.8 $1,551.3 $424.7 $735.2 $611.0 $173,799 93% 692
Default Rate 40.4% 22.9% 43.9% 57.2% 51.0% 23.8%
2005 Vintage $504.8 $707.5 $798.8 $318.3 $534.2 $551.5 $157,354 92% 693
Default Rate 33.7% 19.4% 35.7% 39.0% 36.4% 18.2%
2004 Vintage and Prior $83.7 $991.2 $501.1 $250.3 $530.9 $1,150.3 $111,967 92% 686
Default Rate 27.0% 16.7% 20.9% 11.9% 15.9% 16.2%
2
1

The PMI Group, Inc.

$3,413
$0
$312
$2,509
$1,735
$2,572
$1,811
$4,035
$4,943
$1,134
$25,458
$9,932
$7,450
$6,451
$23,723
43.3%
15.8%
14.7%
33.9%
29.0%
37.5%
22.4%
36.4%
30.2%
15.8%
8.4%
15.6%
21.0%
38.6%
Total 720 and
above
680 -
719
620 -
679
575 -
619
Less
than 575
Fixed
Rate
ARMs 2/28s Interest
Only
LTV>97 Alt-A Calif. Florida Auto
States
Flow Risk in Force as of June 30, 2009
Risk Characteristics: Flow
Risk in Force (dollars in millions)
Default Rate (as measured by policies)
Credit Score Total
Loan Type
Risk Characteristics
Primary Flow Portfolio:
PMI’s primary flow book represents 85% of primary insurance and is primarily owner occupied, fixed rate loans with FICO scores greater than 620
Approximately 93% of flow risk in force is within conforming loan limits
Approximately 57% of flow risk in force is in captive reinsurance agreements

The PMI Group, Inc.

Flow Portfolio Characteristics
Flow RIF as of June 30, 2009
All $  in Millions, except for Average Loan Size
Interest Only
LTV > 97%
Alt-A California Florida Auto States Avg Loan Size Avg LTV Avg FICO
Credit Score Loan Type
Less than 575 575 - 619 720 and above ARM Fixed Rate 620 - 679 680 - 719
Total 2/28s
1
Excludes unreported FICO scores
2
At origination
Note: Categories are not mutually exclusive except for Credit Score and Loan Type. Vintage refers to the year the insurance was issued.
Specific Portfolio Characteristics
Total Portfolio $25,458.2 $312.3 $1,134.1 $7,449.6 $6,450.9 $9,932.3 $23,723.2 $1,735.1 $0.0
Default Rate 15.8% 43.3% 30.2% 21.0% 15.6% 8.4% 14.7% 38.6% n/a
2009 Vintage $1,420.8 $0.2 $0.3 $68.7 $265.1 $1,085.0 $1,416.7 $4.1 $0.0
Default Rate 0.3% 0.0% 0.0% 1.9% 0.4% 0.2% 0.3% 4.2% n/a
2008 Vintage $4,399.9 $5.2 $48.8 $793.1 $1,141.3 $2,406.9 $4,351.0 $48.9 $0.0
Default Rate 7.2% 46.2% 28.0% 14.3% 8.1% 3.6% 7.1% 20.6% n/a
2007 Vintage $6,882.6 $145.4 $443.0 $2,208.1 $1,806.3 $2,257.1 $6,533.7 $348.9 $0.0
Default Rate 24.8% 53.0% 37.2% 27.8% 24.4% 16.1% 24.2% 45.0% n/a
2006 Vintage $3,531.6 $25.6 $138.6 $1,175.9 $961.9 $1,205.6 $2,991.8 $539.8 $0.0
Default Rate 23.3% 47.2% 32.6% 26.7% 24.4% 16.4% 20.2% 52.2% n/a
2005 Vintage $3,160.0 $22.1 $118.4 $1,096.1 $829.5 $1,065.9 $2,707.8 $452.3 $0.0
Default Rate 17.4% 42.7% 28.9% 21.2% 17.9% 10.8% 14.8% 40.6% n/a
2004 Vintage and Prior $6,063.2 $113.8 $384.9 $2,107.6 $1,446.7 $1,911.9 $5,722.2 $341.1 $0.0
Default Rate 12.2% 33.9% 24.4% 16.0% 9.8% 5.4% 11.6% 23.6% n/a
Total Portfolio $2,509.1 $4,942.5 $4,035.1 $1,810.5 $2,572.4 $3,413.3 $161,772 93% 699
Default Rate 36.4% 22.4% 37.5% 29.0% 33.9% 15.8%
2009 Vintage $3.0 $0.0 $3.0 $40.5 $29.7 $165.0 $217,884 90% 748
Default Rate 5.3% 0.0% 13.3% 0.1% 0.6% 0.4%
2008 Vintage $239.7 $241.8 $226.0 $440.6 $220.6 $542.9 $206,278 91% 722
Default Rate 15.8% 16.6% 28.6% 12.4% 20.9% 7.4%
2007 Vintage $1,337.9 $2,398.1 $1,807.5 $687.7 $767.9 $760.9 $189,295 94% 689
Default Rate 40.2% 27.2% 41.7% 44.4% 48.0% 22.3%
2006 Vintage $537.6 $929.2 $988.5 $240.5 $585.0 $436.3 $173,268 93% 696
Default Rate 40.6% 22.3% 45.2% 54.5% 49.7% 19.8%
2005 Vintage $317.3 $629.6 $590.1 $187.1 $493.4 $453.9 $154,982 93% 697
Default Rate 33.1% 18.3% 35.7% 39.8% 35.9% 16.4%
2004 Vintage and Prior $73.6 $743.7 $420.2 $214.2 $475.9 $1,054.3 $112,828 93% 690
Default Rate 25.5% 15.3% 20.5% 11.1% 15.6% 15.3%
2
1

The PMI Group, Inc.

Risk Characteristics: Structured Transactions
$207
$764
$1,119
$582 $527
$2,830
$405
$469
$1,134
$352
$3,963
$1,109
$1,353
$846
$551
50.4%
36.9%
34.8%
27.3%
18.3%
35.8%
39.4%
37.7%
22.2%
36.8%
32.2%
23.8%
12.0%
21.8%
30.3%
Total 720 and
above
680 -
719
620 -
679
575 -
619
Less
than 575
Fixed
Rate
ARMs 2/28s Interest
Only
LTV>97 Alt-A Calif. Florida Auto
States
`
Risk in Force (dollars in millions)
Default Rate (as measured by policies)
Credit Score
Total
Loan Type
Risk Characteristics
Primary Structured Portfolio:
PMI’s primary structured book represents approximately 15% of total primary insurance
Highest defaults are reported in the 2/28 hybrid ARMs product, in which:
All of the 2/28 hybrid ARM risk in force has passed the interest rate reset date
Monthly reporting of notices of default began to decline in August 2007
Structured Transactions Risk in Force as of June 30, 2009

The PMI Group, Inc.

Structured Portfolio Characteristics
Structured RIF as of June 30, 2009
All $  in Millions, except for Average Loan Size
1
Excludes unreported FICO scores
2
At origination
Note: All of the 2/28 Hybrid ARMs that PMI has insured are past their rate reset date and monthly reported notices of default for this product peaked in late 2007
Categories are not mutually exclusive except for Credit Score and Loan Type. Vintage refers to the year the insurance was issued.
Interest Only
LTV > 97%
Alt-A California Florida Auto States Avg Loan Size Avg LTV
Avg FICO
Credit Score
Loan Type
Less than 575 575 - 619 720 and above ARM
Fixed Rate 620 - 679 680 - 719 Total 2/28s
Specific Portfolio Characteristics
Total Portfolio $3,963.2 $207.3 $352.0 $1,353.0 $845.6 $1,108.9 $2,830.2 $551.2 $581.8
Default Rate 23.8% 36.9% 32.2% 30.3% 21.8% 12.0% 18.3% 34.8% 50.4%
2009 Vintage $0.1 $0.0 $0.0 $0.1 $0.0 $0.0 $0.1 $0.0 $0.0
Default Rate 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0%
2008 Vintage $61.5 $0.9 $2.9 $17.5 $16.3 $23.8 $55.7 $5.8 $0.0
Default Rate 10.2% 43.6% 31.0% 15.9% 7.0% 2.9% 10.0% 14.3% 0.0%
2007 Vintage $1,414.0 $60.9 $108.0 $365.0 $320.5 $559.6 $1,145.4 $220.1 $48.4
Default Rate 20.1% 32.5% 28.5% 25.3% 17.0% 9.9% 17.0% 28.4% 51.0%
2006 Vintage $1,213.7 $35.0 $64.6 $503.0 $285.0 $326.0 $789.1 $136.1 $288.5
Default Rate 34.8% 44.5% 41.7% 42.3% 34.2% 20.3% 26.9% 42.9% 59.6%
2005 Vintage $559.8 $26.1 $48.6 $261.5 $126.9 $96.7 $229.2 $122.8 $207.8
Default Rate 29.4% 36.8% 36.9% 35.1% 27.0% 13.2% 17.5% 42.4% 42.2%
2004 Vintage and Prior $714.2 $84.4 $127.9 $206.0 $96.9 $102.7 $610.7 $66.4 $37.1
Default Rate 17.8% 38.2% 31.1% 19.6% 11.4% 5.2% 14.8% 40.5% 39.6%
Total Portfolio $764.4 $1,118.5 $1,134.1 $468.5 $405.0 $526.9 $158,107 92% 670
Default Rate 36.8% 22.2% 37.7% 39.4% 35.8% 27.3%
2009 Vintage $0.0 $0.0 $0.0 $0.0 $0.0 $0.0 $174,636 88% 718
Default Rate 0.0% 0.0% 0.0% 0.0% 0.0% 0.0%
2008 Vintage $1.3 $21.6 $1.8 $1.3 $1.9 $5.4 $198,865 93% 697
Default Rate 5.6% 15.6% 3.6% 17.2% 27.1% 17.2%
2007 Vintage $225.0 $460.0 $279.9 $115.7 $157.0 $153.3 $180,806 94% 677
Default Rate 33.8% 21.8% 37.9% 29.5% 29.8% 23.3%
2006 Vintage $340.4 $311.5 $562.8 $184.1 $150.2 $174.7 $175,509 92% 680
Default Rate 40.1% 25.4% 41.9% 61.5% 55.9% 34.2%
2005 Vintage $187.5 $77.9 $208.8 $131.2 $40.8 $97.6 $172,984 89% 668
Default Rate 35.2% 30.6% 35.8% 37.3% 42.5% 26.1%
2004 Vintage and Prior $10.1 $247.5 $80.9 $36.0 $55.0 $95.9 $105,921 91% 647
Default Rate 36.6% 19.9% 22.6% 16.8% 18.2% 25.1%
2
1

The PMI Group, Inc.
Modified Pool Portfolio Characteristics
All $ in Millions
Modified Pool:
Data shown in this exhibit is an aggregation of unique pools by book years
Modified Pool with Deductibles
Modified Pool without Deductibles
All $ in Millions
Modified Pool as of June 30, 2009
1
Established loss reserves for non-performing (i.e. delinquent) modified pool loans, which represents PMI’s estimate of losses for those loans at June 30, 2009.
2
Remaining risk in force excludes non-performing risk exposures, for which loss reserves have been established.
2004 and Prior 2005 2006 2007 2008 2009
Insurance in Force $2,262 $1,322 $4,334 n/a n/a n/a
Stop Loss Amount $483 $54 $317 n/a n/a n/a
PMI's Claims Paid to Date $42 $19 $38 n/a n/a n/a
Reserves for Losses
1
$40 $22 $32 n/a n/a n/a
Remaining Risk In Force
2
$260 $13 $247 n/a n/a n/a
2004 and Prior 2005 2006 2007 2008 2009
Insurance in Force $5,899 $6,396 $12,602 $7,370 n/a n/a
Stop Loss Amount $1,315 $367 $635 $273 n/a n/a
Losses Applicable to Deductible $114 $65 $69 $7 n/a n/a
Deductible Balance $72 $17 $74 $73 n/a n/a
PMI's Claims Paid to Date
$3 $5 $10 $0 n/a n/a
Reserves for Losses
1
$33 $152 $247 $38 n/a n/a
Remaining Risk In Force
2
$122 $128 $242 $153 n/a n/a

The PMI Group, Inc.
Interest Only LTV > 97% Alt-A California Florida Auto States Avg Loan Size Avg LTV Avg FICO

Modified Pool Portfolio Characteristics
Modified Pool IIF as of June 30, 2009
1
Excludes unreported FICO scores
2
Excludes Balloon, Buy Down, and Other
3
At origination
Note:  PMI did not insure any modified pool contracts with deductible in 2008 or 2009 and did not insure any modified pool contracts without deductible in 2007, 2008 or 2009
Categories are not mutually exclusive except for Credit Score and Loan Type. Vintage refers to the year the insurance was issued.
All $  in Millions, except for Average Loan Size
Specific Portfolio Characteristics
Specific Portfolio Characteristics
Credit Score Loan Type
Credit Score Loan Type
Total
Total
Fixed Rate ARM 2/28s
Fixed Rate ARM 2/28s
Deductible
Non Deductible
Less than 575 575 - 619 620 - 679 680 - 719 720 and above
Less than 575 575 - 619 620 - 679 680 - 719 720 and above
Interest Only LTV > 97% Alt-A California Florida Auto States Avg Loan Size Avg LTV Avg FICO
Total Portfolio $32,267 $329 $818 $10,200 $9,924 $10,990 $30,386 $1,867 $2
2007 Vintage $7,370 $130 $301 $2,581 $2,484 $1,873 $6,912 $457 $0
2006 Vintage $12,602 $64 $144 $4,811 $4,226 $3,357 $12,432 $168 $2
2005 Vintage $6,396 $5 $54 $1,589 $2,022 $2,724 $5,301 $1,093 $1
2004 Vintage and Prior $5,899 $130 $320 $1,218 $1,192 $3,036 $5,742 $148 $0
Total Portfolio $10,915 $804 $20,916 $5,529 $3,493 $3,234 $173,681 78 699
2007 Vintage $3,140 $697 $4,855 $1,437 $739 $674 $203,973 82 686
2006 Vintage $4,680 $48 $9,097 $2,068 $1,532 $1,191 $187,439 79 693
2005 Vintage $2,399 $36 $4,449 $1,147 $844 $605 $173,310 79 708
2004 Vintage and Prior $697 $24 $2,515 $877 $378 $764 $129,610 72 710
Total Portfolio $7,918 $356 $801 $2,935 $1,874 $1,757 $4,957 $2,892 $16
2006 Vintage $4,334 $345 $759 $1,897 $867 $466 $1,641 $2,677 $16
2005 Vintage $1,322 $0 $5 $273 $391 $637 $1,301 $20 $0
2004 Vintage and Prior $2,262 $11 $37 $765 $617 $654 $2,015 $195 $0
Total Portfolio $1,061 $1,608 $2,946 $1,274 $723 $898 $150,389 86 673
2006 Vintage $306 $1,540 $341 $512 $450 $695 $156,337 93 650
2005 Vintage $604 $1 $939 $290 $100 $57 $195,187 76 718
2004 Vintage and Prior $152 $67 $1,666 $472 $172 $146 $124,599 78 693

Captive Reinsurance

The PMI Group, Inc.

$130
$245
$491
$34
2007 2008 2009 2010
Captive reinsurers are wholly-owned, bankruptcy remote subsidiaries of originators that provide mezzanine level reinsurance for loans for which PMI has provided primary mortgage insurance coverage.
PMI is the named beneficiary on captive trust balances totaling approximately $898 million as of June 30, 2009.
At June 30, 2009, approximately 55.0% of flow risk in force was covered by captive reinsurance agreements, including:
Based on current expectations of defaults, PMI forecasts approximately the following reductions to total incurred losses as a result of captive reinsurance agreements in 2009 and 2010:
Benefit from Captive Reinsurance Agreements
PMI’s Captive Reinsurance Agreements
(Dollars in Millions)
Flow Risk in Force Covered by Captives
~ 56% of prime ~ 50% of Alt-A
~ 61% of less-than-A quality ~ 56% of LTVs >97%*
* Captive coverage for LTVs greater than 97% may overlap with other listed categories
Actual Projected

The PMI Group, Inc.

PMI’s Captive Reinsurance Agreements
PMI Mortgage Insurance Co.
Captive Reinsurance Agreements Analysis
(Dollars in Millions)
Note: For the combined captive trust arrangements, the weighted average entry point is 4.10% and the weighted average exit point is 12.15%.
The cumulative captive benefit on this page is for excess-of-loss (XOL) captive reinsurance agreements only.
Note: Due to rounding, the totals may not equal the sum of each category
$1,973 $227.6
1,125 158.1
1,065 117.1
187 62.5
$4,350 $565.3 $8.5 $0.6
$75 $1.8
290 11.0
542 34.6
1,761 200.8
$2,668 $248.2 $82.0 $0.0
$53 $0.5
1 0.0
277 12.6
2,434 248.1
$2,765 $261.2 $115.9 $0.0
$99 $1.1
220 5.9
240 8.4
4,605 285.1
$5,163 $300.5 $97.6 $0.0
$304.1 $0.8
$787.8
RIF
Current
June 30, 2008
Cumulative Cumulative
Benefit Benefit
Incurred Loss Paid  Loss
Captive Captive
Incurred Losses
Ever to Date
$1,307 $187.3
1,102 171.1
1,043 141.3
394 79.9
$3,845 $579.7 $10.9 $1.2
$37 $0.7
234 12.6
16 1.3
2,126 295.0
$2,413 $309.7 $128.6 $6.6
$41 $0.9
5 0.2
0 0.0
2,375 326.5
$2,421 $327.5 $158.0 $2.4
$32 $0.3
45 1.5
224 10.1
4,256 397.8
$4,557 $409.7 $187.4 $0.0
$484.9 $10.1
$860.1
Current
RIF
Ever to Date
Incurred Losses
Paid  Loss Incurred Loss
Captive
December 31, 2008
Cumulative Cumulative
Benefit
Captive
Benefit
Original Progression to
Book Year RIF Attachment Point
2004 & Prior Total
$13,253 0 - 50% $1,055 $190.1
5,969 50 - 75% 809 154.4
2,907 75-99% 624 88.5
5,039 Attached 959 185.8
$27,169 $3,446 $618.8 $19.8 $1.7
2005 Total
$55 0 - 50% $34 $0.8
8 50 - 75% 4 0.3
65 75-99% 34 2.6
4,456 Attached 2,175 371.9
$4,584 $2,248 $375.6 $174.5 $36.6
2006 Total
$38 0 - 50% $25 $0.5
26 50 - 75% 16 0.8
1 75-99% 0 0.0
3,296 Attached 2,203 396.1
$3,361 $2,244 $397.4 $198.0 $14.1
2007 Total
$36 0 - 50% $28 $0.4
0 50 - 75% 0 0.0
9 75-99% 8 0.4
4,971 Attached 4,188 511.9
$5,017 $4,224 $512.7 $255.6 $0.0
Cumulative Captive Benefit (MM) $647.9 $52.5
Total Captive Trust Balances (MM) $898.0
Cumulative
June 30, 2009
Incurred Loss
Cumulative
Paid Loss
Captive
RIF Incurred Losses Benefit
Captive
Benefit
Current Ever to Date

The PMI Group, Inc.
Forward-Looking Statement
Cautionary Statement:
Statements in this supplement that are not historical facts, or that relate to future plans, events or performance are "forward-looking" statements within the meaning of the Private Securities
Litigation Reform Act of 1995.  Such statements include our expectations with respect to reductions to incurred losses provided by captive reinsurance arrangements. Readers are cautioned that forward-looking statements by their nature involve risk and uncertainty because they relate to events and depend on circumstances that will occur in the future. Many factors could cause actual results and developments to differ materially from those expressed or implied by forward-looking statements.  Such factors include, among others:
• Potential significant future losses as a result of changes in economic and market conditions, such as a deepening of the current economic recession; decreases in housing demand, mortgage originations or housing values; a further reduction in the liquidity in the capital markets or further contraction of credit markets; further increases in unemployment rates;
changes in interest rates or consumer confidence; and/or changes in credit spreads;
• our expectation that, as a result of continued losses, we will need to raise significant additional capital and/or achieve significant statutory capital relief  in 2009;
• the risk that we may be unable to maintain minimum regulatory risk-to-capital and policyholders surplus requirements and, in that event, that we must cease writing new business in some or all states;
• the limitations we have placed on new business writings and the concentration of our business among a relatively small number of large customers;
• the potential future impairment of the value of certain securities held in our investment portfolios as a result of the significant volatility in the capital markets;
• the potential that our actual losses may substantially exceed our current loss reserve estimates or that our underwriting policies may not anticipate all risks and/or the magnitude of potential loss;
• heightened regulatory and litigation risks faced by the financial services industry, the mortgage insurance industry and
PMI;
• the potential litigation risk associated with our increased rescission activity and, in the event that we are unsuccessful in defending our rescission decisions, the need to establish loss reserves for, and reassume risk on, delinquent rescinded loans;
• the aging of our mortgage insurance portfolio and changes in severity or frequency of losses associated with our mortgage insurance policies;
• the performance of our insured portfolio of higher risk loans, such as Alternative-A (“Alt-A”) and less than-A loans, and adjustable rate and interest-only loans, which have resulted in increased losses in 2007 and 2008 and are expected to result in further losses;

The PMI Group, Inc.
Forward-Looking Statement
• the risk that Fannie Mae and/or Freddie Mac (collectively, the “GSEs”) determine that we are no longer an eligible provider of mortgage insurance;
• changes in persistency rates of our mortgage insurance policies caused by, among other things, changes in refinancing activity and home values ;
• the risk that we are not able to timely satisfy certain obligations under our credit facility and an event of default occurs;
• further downgrades or other ratings actions with respect to our credit ratings or insurer financial strength ratings assigned by the major rating agencies;
• heightened competition from the Federal Housing Administration and the Veterans’ Administration or other private mortgage insurers;
• potential changes in the charters or business practices of the GSEs, the largest purchasers of mortgages;
• volatility in our earnings caused by changes in the fair value of our derivative contracts and our need to reevaluate the premium deficiencies in our mortgage insurance business on a quarterly basis; and
• potential additional losses in our European operations as a result of deteriorating economic conditions and the potential that we must make additional capital contributions to those operations pursuant to a capital support agreement.